UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to Section 240.14a-12

Whiting Petroleum Corporation

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Whiting Petroleum Corporation

ENERGY + TECHNOLOGY = GROWTH

Evolution of the Bakken Play Through the Whiting Lens

Energy Finance Discussion Group October 14, 2014

Mark Williams

SVP, Exploration & Development Whiting Petroleum Corporation

Forward-Looking Statements, Non-GAAP Measures, Reserve and Resource Information

This presentation contains statements that Whiting Petroleum Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder and court approvals of the Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013, Quarterly Reports on Form 10-Q for the three months ended June 30, 2014 and Kodiak’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication.

Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

In this presentation, we refer to Adjusted Net Income, Discretionary Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added. For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Energy + Technology = Growth

NYSE: WLL

Summary

Whiting Recent Developments

Bakken Overview

Bakken Unconventional Reservoir Characterization

Maximizing Recovery Efficiency

Development Strategy

Energy + Technology = Growth

NYSE: WLL

Whiting Overview

Whiting Petroleum Corporation is an independent oil and gas company that explores for, develops, acquires and produces crude oil, natural gas and natural gas liquids primarily in the Rocky Mountain and Permian Basin regions of the United States. The Company’s largest projects are in the Bakken and Three Forks plays in North Dakota, the Redtail Niobrara play in northeast Colorado and its enhanced oil recovery field in Texas. The Company trades publicly under the symbol WLL on the New York Stock Exchange.

Q2 2014 Production 109.8 MBOE/d

Proved Reserves(1) 438.5 MMBOE

% Oil Reserves(1) 79% (89% Liquids) R/P Ratio(2) 13 years

(1) Whiting reserves at December 31, 2013 based on independent engineering.

(2) R/P ratio based on year-end 2013 proved reserves and 2013 production.

Energy + Technology = Growth

Whiting Petroleum Corporation’s Solberg 34-11 Tripad wells with Nabors drilling rig B15 on the Zalesky 34-8 Tripad, in background.

NYSE: WLL • Whiting Recent Developments

A Focused Company

Q2 2014 Net Production 109.8 MBOE/d

NYSE: WLL • Whiting Recent Developments

Williston Basin

Bakken / Three Forks 80,195 BOE/d (Q2 2014)

Redtail

Niobrara A and B 7,235 BOE/d (Q2 2014)

HEADQUARTERS

Denver, Colorado

North Ward Estes

Over 9,600 BOE/d (2014) 110 MMBOE Proved Reserves(1) 104 MMBOE P2 + P3 Reserves(1)

Major Asset Areas

(1) At December 31, 2013 based on independent engineering. Energy + Technology = Growth

11% 3%

86%

Rocky Mountains Permian Other

Bakken / Three Forks Production

100.0

80.2

80.0

63.5

60.0 48.9

30.3

40.0 26.3

16.8

20.0

-

2009 2010 2011 2012 2013 Q2 MBOE/d 2014

Capital Budget for Key Property Areas in 2014

2014 Mid-Point Production Growth Guidance of +20%

NYSE: WLL • Whiting Recent Developments

Exploration Well Work, Misc. Northern Rockies Facilities Expense (2) $1,101 MM

Costs, Other $151 MM $72 MM $150 MM

Land $116 MM

Non-Operated $332 MM

Other Exploration Drilling

$44 MM

Libby Ranch CO2 Development

$56 MM(1) EOR Project (3) $203 MM

Central Rockies $575 MM

(1) For development of CO2 prospect at Bravo Dome in northeastern New Mexico. (2) Comprised primarily of exploration salaries, lease delay rentals and seismic activities.

(3) This multi-year CO2 project involves many re-entries, workovers and conversions. Therefore, it is budgeted on a project basis not a well basis.

Energy + Technology = Growth

2014 CAPEX Gross Net % of Property Area (MM) Wells Wells Total

Northern Rockies 1,101 199 137.2 39%

Central Rockies 575 120 104.9 21% EOR Project 203 NA(3) NA(3) 7% Libby Ranch CO2 Develop. (1) 56 2% Other Exploration Drilling 44 9 7.3 2%

Non-Operated 332 12%

Land 116 4%

Facilities 151 5% Exploration Expense (2) 72 3% Well Work, Misc. Costs, Other 150 5%

Total Budget $2,800 328 249.4 100%

Announced Strategic Combination with Kodiak Oil & Gas Corp. Creates Leading Williston Basin Operator

NYSE: WLL • Whiting Recent Developments

Acreage Overview (855,000 net acres)

Source: Company presentations, filings and press releases

1 As of December 31, 2013

2 Rigs currently drilling on July 13, 2014 per NDIC

3 As of July 13, 2014, Whiting had two additional rigs moving and Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin

Q1’14 Bakken / Three Forks Net Production (Mboepd)

PF Whiting CLR EOG1 Whiting HES XOM/XTO COP STO OAS MRO Kodiak QEP

PF Whiting CLR HES OAS XOM/XTO Whiting COP QEP EOG Kodiak STO MRO

107.3 97.5

86.0

73.3 63.0 ~60.0

54.0 49.4

42.9 42.7

34.0 31.1

Rigs drilling in the Williston Basin (as of 7/13/14)2,3

18 18 18

14 14 12 10 8 7

66 5

Energy + Technology = Growth

Expected benefits to Whiting

Increases weighting of production from Bakken/TFS

– 80% of pro forma Q1 2014 production from Bakken/TFS

– 855,000 combined net acres, with an inventory of 3,460 net Williston Basin drilling locations

– Addition of complementary acreage position in area Whiting knows very well

Significantly enhanced growth potential from accelerated development of Kodiak resource base

– Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15

– Substantial present value benefit from acceleration

Materially increased scale enhances relative positioning of company vs. peers and strengthens Whiting’s credit profile and financial flexibility

All-stock transaction structure is credit enhancing

Expected to be accretive in 2015 and increasingly accretive thereafter across all metrics

– Discretionary cash flow per share

– Earnings per share

– Production per share

Energy + Technology = Growth

NYSE: WLL • Whiting Recent Developments

Bakken / Three Forks Stratigraphy

Sanish/Parshall Field Area Eastern Williston Basin

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Energy + Technology = Growth

NYSE: WLL • Bakken Overview

Williston Basin Highlights

June 30, 2014

NYSE: WLL • Bakken Overview

STARBUCK

CASSANDRA

SANISH & PARSHALL

TARPON

MISSOURI BREAKS

HIDDEN BENCH

LEWIS

& CLARK

BIG ISLAND

Pronghorn

Field Target Gross Acres Net Acres

Pronghorn

Sanish / Parshall Middle Bakken 174,665 82,462 Three Forks Pronghorn Sand 180,911 116,848

Lewis & Clark Three Forks 172,009 118,039

Hidden Bench Middle Bakken 61,024 37,667 Three Forks Tarpon Middle Bakken 8,805 6,267 Three Forks Starbuck Middle Bakken 52,020 42,707 Three Forks Red River Missouri Breaks Middle Bakken 93,678 66,956 Three Forks Cassandra Middle Bakken 29,827 13,953 Three Forks Big Island Red River 166,126 135,122

Other ND & Montana 120,892 54,141

Total 1,059,957 674,162

Energy + Technology = Growth

Bakken Oil Production

NYSE: WLL • Bakken Overview

25% Annual Increase

Source, U.S. Energy Information Agency – September 2014

Energy + Technology = Growth

thousand barrels/day 25% Annual Increase

1 200 100 800 600 400 200 0

2007 2008 2009 2010 2011 2012 2013 2014

Bakken Oil Production

NYSE: WLL • Bakken Overview

Source, U.S. Energy Information Agency – September 2014

Energy + Technology = Growth

Bakken Region

New-well oil production per rig Rig count

barrels/day rigs

600 500 400 300 200 100 0

2007 2008 2009 2010 2011 2012 2013 2014

250 200 150 100 50 0

new-well oil production per rig

rig count

Reservoir Characterization

Determine mobile fraction of Oil in Place (MOIP)

NYSE: WLL • Bakken Unconventional Reservoir Characterization

Molecular Diameters of Common Hydrocarbons

Nanometer Micrometer

1 1

Unconventional Oil Reservoirs (Effective)

Conventional Oil Reservoirs

Unconventional Oil Reservoirs (non-effective)

Reservoir Characterization

Determine mobile fraction of Oil in Place (MOIP)

Core Layout Facility

- *Logging / Calibration*
- *Sample Selection*
- *Collaboration & Training*



→



→

Reservoir Characterization

- *In-house Facility*
- *High Volume Operated + Non-op Core*
- *Over 150 Cores Reviewed*

Environmental SEM / Qemscan

- *Micron-scale Resolution*
- *Rapid Analysis*
- *Alter Atmospheric Conditions*
- *Quantitative Mineral Composition & Abundance*



→



→

Mineral Model

- *Petrophysical Calibration*
- *Accurate Log Analysis*
- *Porosity resolution problematic in tight reservoirs*

Focused Ion Beam SEM

- *Nanometer-scale Resolution*
- *Dual Beam Technology*
- *3D Textural Analysis*
- *Reservoir Pre-qualification*

Electron Beam


Porosity
Framework
Silt
Grains

1 Micron

→

Gallium Beam



→

3-D Textural Model

- *Kerogen Volume & Distribution*
- *Porosity Volume & Distribution*
- *Detailed pore throat geometry and size*

NYSE: WLL • Bakken Unconventional Reservoir Characterization

Bakken Unconventional Reservoir Characterization • NYSE: WLL

Middle Bakken / Niobrara Reservoir Comparison

High-resolution pore structure image from Scanning Electron Microscope


5 µm
7% Porosity

9985'
Middle Bakken B Facies
Braaflat 11-11
Sanish Field
Mountrail County, ND


5 µm
13% Porosity

5580.2'
Niobrara B Chalk
Terrace 36-32M
Redtail Area
Weld County, CO

Energy + Technology = WHITING Growth
15

NYSE: WLL • Maximizing Recovery Efficiency

Maximizing Recovery Efficiency

Improving Frac Distribution


300'

Older Style Sliding Sleeve Completion

Annulus	*Stages*	*Frac Ports per Stage*	*Potential Entry Points*
Free fluid between packers	30	1	30


250'

New Style Cemented Liner Completion

Annulus	*Stages*	*Perforation Clusters per Stage*	*Potential Entry Points*
Cemented	40	3	120

Energy + Technology = WHITING Growth

16

Maximizing Recovery Efficiency • NYSE: WLL

Maximizing Recovery Efficiency

Improving Frac Distribution with Cemented Liners


106% Increase in IP
Sundheim Fed 24-35-1H (Whiting)
- Uncemented Liner
- 30 stage – sliding sleeve
- IPF 583 BOEPD
Barter 21-3H (Whiting)
- Uncemented Liner
- 30 stage – sliding sleeve
- IPF 476 BOEPD
Sundheim 31-2-1H (Whiting)
- Cemented Liner
- 30 stage – plug & perf
- IPF 1093 BOEPD
75% Increase in 30 day cum
Sundheim 21-27-1H (Whiting)
- Cemented Liner & Slick Water
- 35 stage – plug & perf
- 30-day Cum: 17.0 MBOE
Glen 28-33 1H (Brigham)
- Uncemented Liner
- 36 stage – plug & perf
- 30-day Cum: 9.7 MBOE
Hidden Bench
Missouri Breaks
71% Increase in 30 day cum
Mullin 21-24-1H (Whiting)
- Uncemented Liner
- 30 stage – sliding sleeve
- 60-day Cum: 14.7 MBOE
Weber 24-30-1H (Whiting)
- Cemented Liner
- 30 stage – plug & perf
- 60-day Cum: 25.2 MBOE
41% Increase in IP
Eide 41-13-2H (Whiting)
- Cemented Liner
- 30 stage – plug & perf
- IPF 3795 BOEPD
Eide 41-13HR (Whiting)
- Uncemented Liner
- 30 stage – sliding sleeve
- IPF 2715 BOEPD
Planned Higher Density Pilot Locations

Williston Basin

Side-by-Side Comparison of Cemented Liner vs Open-Annulus Completions in the Middle Bakken

17

Evolution of Completion Design

Skov 31-28 Unit(1) at Missouri Breaks

NYSE: WLL • Maximizing Recovery Efficiency

Entry Cost IP

Well Annulus Completion Method Stages Points ($MM) Incr. (BOEPD) Incr.

1 Skov 31-28-1H Open Sliding Sleeve 30 30 7.90 - 927 -

2 Skov 31-28-2H Cemented P&P - 3 clusters/stage 30 90 8.10 3% 1,072 16%

3 Skov 31-28-4H Cemented P&P - 5 clusters/stage 30 150 8.10 3% 1,219 31%

4 Skov 31-28-3H Cemented CT ?Multistage+(P&P -5) 60+5X5 85 8.80 11% 1,607 73%

CT (Coiled Tubing) Conveyed Frac

1 2 4 3

(1) Skov 31?28?1H was completed on 5/31/2013. Skov 31-28-2H and Skov 31-28-4H were completed on 4/2/2014. Skov 31-28-3H was completed on 4/1/2014.

18

Energy + Technology = Growth

Evolution of Completion Design

NYSE: WLL • Maximizing Recovery Efficiency

Completion Entry Technique Points

Pre-2013 Ball & Sleeve 30

March 2013 Cemented Liner up to 120

40 stages x3 perf clusters/stage

March 2014 Cemented Liner up to 200

40 stages x5 perf clusters/stage

March 2014 Coiled Tubing Conveyed 85

Plug & Perf (Skov 31-28-3H)

April 2014 Slick Water 90

30 stages x3 perf clusters/stage (Sundheim 21-27-1H)

Energy + Technology = Growth

Exploiting the Bakken and Three Forks in the Williston

Primary and Prospective Drilling Locations

NYSE: WLL • Development Strategy

MISSOURI BREAKS CASSANDRA SANISH

8 WELLS 12 WELLS 15 WELLS

HIDDEN BENCH PRONGHORN TARPON

16 WELLS 6 WELLS 12 WELLS

20

Energy + Technology = Growth

Bakken/Three Forks Resource Potential

NYSE: WLL • Maximizing Recovery Efficiency

Productive Area (sq. mi.) 13,100 Acres 8,384,000 1,280 acre spacing units 6,550

EUR per Well (Mboe)

200 250 300 350 400 450 500 550 600

4 5,240,000 6,550,000 7,860,000 9,170,000 10,480,000 11,790,000 13,100,000 14,410,000 15,720,000 Wells 6 7,860,000 9,825,000 11,790,000 13,755,000 15,720,000 17,685,000 19,650,000 21,615,000 23,580,000

8 10,480,000 13,100,000 15,720,000 18,340,000 20,960,000 23,580,000 26,200,000 28,820,000 31,440,000 per 10 13,100,000 16,375,000 19,650,000 22,925,000 26,200,000 29,475,000 32,750,000 36,025,000 39,300,000 Unit 12 15,720,000 19,650,000 23,580,000 27,510,000 31,440,000 35,370,000 39,300,000 43,230,000 47,160,000

14 18,340,000 22,925,000 27,510,000 32,095,000 36,680,000 41,265,000 45,850,000 50,435,000 55,020,000

16 20,960,000 26,200,000 31,440,000 36,680,000 41,920,000 47,160,000 52,400,000 57,640,000 62,880,000

Increasing Technology

Break More Rock!

NYSE: WLL

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares of common stock will be exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction, on October 6, 2014, Whiting and Kodiak each filed with the SEC an amended preliminary joint proxy statement/circular. The joint proxy statement/circular is not final and is subject to change. Once final, a definitive joint proxy statement/circular will be filed with the SEC.

INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE PROPOSED TRANSACTION. The joint proxy statement and circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202 or calling (303) 592-8030.

Participants in the Solicitation

Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.

NYSE: WLL

Energy + Technology = Growth